UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 27, 2011

Date of Report (Date of earliest event reported)

1st Financial Services Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

		Page

Item 5.07	Submission of Matters to a Vote of Security Holders	3

Item 8.01	Other Matters	4

Signatures		5

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ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 27, 2011, the Corporation held its Annual Meeting of Stockholders.  Of the 5,125,302 shares of common stock outstanding as of the record date for the meeting, 3,274,216 shares were present at the meeting in person or by proxy.  The results of the meeting are as follows:

1)	Election of two directors, each for a term of three years:

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
William H. Burton	1,934,735	128,277	1,211,204
Bradley B. Schnyder	1,925,046	137,966	1,211,204

The two nominees for election as directors received the greatest number of votes and were elected directors.

2)	Proposal for advisory vote on executive compensation - To approve a non-binding, advisory resolution to approve the compensation of the Corporation’s named executive officers:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
1,673,767	318,448	70,797	1,211,204

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

3)
Proposal to ratify the appointment of independent accountants - To ratify the appointment of Elliott Davis PLLC as the Corporation’s independent accountants for the fiscal year ending December 31, 2011:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
3,171,498	75,108	27,610	0

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

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ITEM 8.01  OTHER MATTERS

At the Annual Meeting of Stockholders, Chief Executive Officer Michael G. Mayer addressed the shareholders.  During his comments, Mayer provided the following guidance on the financial results of the Corporation for 2011.

•	Net interest income is anticipated to remain flat in 2011, compared to 2010;
•	Provision for loan loss expense is anticipated to increase in 2011, compared to 2010;
•	Provision for loan loss expense is projected to be higher in second half 2011, compared to first half 2011;
•	Mortgage services revenue is projected to decrease in 2011, compared to 2010;
•	USDA/SBA loan sale and servicing revenue is anticipated to decrease in 2011, compared to 2010;
•	Securities gains are projected to be nominal in 2011, compared to 2010; and
•
Noninterest expense is anticipated flat to down in 2011, compared to 2010; provided, however, that it is expected that problem asset resolution expense, including loan appraisal and legal costs and expenses associated with foreclosed real estate and loss on disposition will increase over 2010 levels.

•	The Corporation has seen its level of loans 30-89 days past due has decline significantly in recent months; however, there can be no assurance this trend will continue into the future.
•
The Corporation expects the level of its nonperforming assets to remain at elevated levels through much of 2011, and it expects the level of nonperforming assets to increase at the end of the second quarter of 2011, as compared to the end of the first quarter of 2011.

•	The Corporation continues to explore strategic alternatives.

The previous discussion contains certain forward-looking statements about the Corporation’s financial condition and results of operations, which are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Those statements may be identified by the use of terms such as “may,” “will,” “should,” “could,” “plans,” “intends,” “anticipates,” “expects”, “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue,” or similar terms or the negative of these terms, or other statements concerning opinions or judgments of our management about future events. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Corporation undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) the impact of the extensive reforms enacted in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act), the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain; (2) competitive pressure among depository institutions increases significantly; (3) further credit quality deterioration which could cause an increase in the provisions for loan losses; (4) general economic conditions, particularly those affecting real estate values, either nationally or in the market area in which we do or anticipate doing business, are worse than expected; (5) regulatory limitations or prohibitions with respect to the operations or activities of the Corporation and/or Mountain 1st Bank & Trust Company (the "Bank"); (6) revenues are lower than expected; (7) the availability of and/or an unexpectedly high cost of additional capital; (8) the effects of the Federal Deposit Insurance Corporation (FDIC) deposit insurance premiums and assessments; (9) the effects of and changes in monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; (10) volatility in the credit or equity markets and its effect on the general economy; (11) demand for the products or services of the Corporation, as well as its ability to attract and retain qualified people; (12) our failure to meet the capital ratio requirements in the Stipulation to the Issuance of Consent Order (the Stipulation)  agreeing to the issuance of a Consent Order (the Consent Order) with the FDIC and the North Carolina Commissioner of Banks (the Commissioner); (13) our failure to comply with the terms of the Written Agreement (the Written Agreement) between the Corporation and the Federal Reserve Bank of Richmond (the Federal Reserve Bank), including but not limited to the requirement to submit written capital plans to the Federal Reserve Bank; (14) the effect of other requirements in the Consent Order and the Written Agreement to which we are subject and any further regulatory actions; (15) the costs and effects of legal, accounting and regulatory developments and compliance, including the Consent Order and the Written Agreement; (16) premiums for D&O insurance may increase: we may be unable to renew our D&O insurance policy on acceptable terms. See also those risk factors identified in the section headed “Risk Factors”, beginning on page 22 of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on April 14, 2011 (the “Annual Report”).  The Corporation undertakes no obligation to update any forward-looking statement, whether written or oral, which may be made from time to time by or on behalf of the Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: June 30, 2011	By:	/s/ Holly L. Schreiber
Holly L. Schreiber
Executive Vice President &
Chief Financial Officer

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